                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                ______________


                                  FORM 8-K/A
                                AMENDMENT NO. 1

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OF 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)      January 20, 1997
                                                 ------------------------------

                         Central Garden & Pet Company
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            (Exact name of registrant as specified in its charter)


         Delaware                        0-20242                  68-0275553
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(State or other jurisdiction         (Commission File           (IRS Employer
      of incorporation)                   Number)            Identification No.)


3697 Mt. Diablo Boulevard, Lafayette, California                    94549
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code         (510) 283-4573
                                                     ---------------------------

                                  Inapplicable
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         (Former name or former address, if changed since last report)

Exhibit Index located on page 3
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          The purpose of this Form 8-K/A is to amend the Form 8-K, which was filed on January 23, 1997, to change the number of shares reported in Item 2 and to provide the required financial statements. The complete text of Item 2 is set forth below.

Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

          On January 20, 1997, Central Garden & Pet Company ("Central") issued a press release announcing the consummation of the acquisition of the outstanding stock of Four Paws Products, Ltd. ("Four Paws") for $45 million in cash and $10 million in Central common stock (449,944 shares). All of such shares were issued to Allen Simon, the sole shareholder of Four Paws, and are subject to a lockup agreement which provides for certain restrictions on the resale of such shares for a period of two years. Four Paws is a manufacturer and distributor of branded pet supply products based in Hauppauge, New York.

Item 7.   Financial Statement and Exhibits
          --------------------------------

          (a)(1)    Financial Statements of Four Paws are attached as Exhibit
                    1.3 hereto.

          (a)(2) Independent Auditors' Report is included in Exhibit 1.3 hereto.

          (b)(1) Pro Forma Financial Information is attached as Exhibit 1.4 hereto.

          (c)       See attached Exhibit Index.

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                                 EXHIBIT INDEX



Number         Exhibit
------         -------

1.1            Press Release dated January 20, 1997./*/

1.2            Stock Purchase Agreement dated as of
                December 17, 1996./*/

1.3            Financial Statements of Four Paws (including
               Independent Auditors' Report).

1.4            Pro Forma Financial Information.

1.5            Independent Auditors' Consent.



/*/ Incorporated by reference to Exhibits 1.1 and 1.2, respectively, of the Company's Form 8-K Current Report filed on January 23, 1997.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CENTRAL GARDEN & PET COMPANY



                                            By   /s/ Robert B. Jones
                                               ---------------------------------
                                               Robert B. Jones, Vice President
                                               and Chief Financial Officer

Dated:  April 2, 1997

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